UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 10, 2006 (April 11, 2006)
DSW Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639

(State or other jurisdiction of incorporation)	(Commission File Number)	( IRS Employer Identification No.)

4150 E. Fifth Avenue, Columbus, Ohio	43219

(Address of principal executive offices)	(Zip Code)
(614) 237-7100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On April 10, 2006, the Compensation Committee of the Board of Directors certified the achievement of certain performance targets and determined to pay incentive bonuses to each of Ms. Ferree and Messrs. Horvath, Probst and Ungless. In addition, in light of the Company’s performance in fiscal 2005 and the individual performances of each of Ms. Ferree and Messrs. Horvath, Probst and Ungless, the Compensation Committee of the Board of Directors determined to pay a discretionary bonus to each of them. The Compensation Committee also revised the base salary of each of Ms. Ferree and Messrs. Schottenstein, Horvath, Probst and Ungless. The table below shows the amount of incentive bonus, discretionary bonus, and new base pay for each of Ms. Ferree and Messrs. Schottenstein, Horvath, Probst and Ungless.

	Incentive
Officer	Compensation	Discretionary Bonus	Base Salary
Jay L. Schottenstein, Chairman and Chief Executive Officer			$500,000
Deborah Ferree, Vice Chairman and Chief Merchandising Officer	$637,006	$275,571	$750,000
Peter Horvath, President	$455,004	$196,836	$550,000
Douglas Probst, Executive Vice President, Chief Financial Officer and Treasurer	$226,515	$97,997	$375,000
Derek Ungless, Executive Vice President and Chief Marketing Officer	$103,033	$44,577	$385,000
     Additionally, on April 10, 2006, the Board of Directors promoted Douglas J. Probst to the position of Executive Vice President, Chief Financial Officer, and Treasurer. Mr. Probst previously served as Senior Vice President, Chief Financial Officer, and Treasurer.
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On April 11, 2006, the Company issued a press release regarding its consolidated financial results for the fourth quarter and year-ended January 28, 2006. A copy of the press release announcing these financial results for the quarter and year-ended January 28, 2006 is attached as Exhibit 99.1 hereto and incorporated by reference herein.
     Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 11, 2006

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSW Inc.
By:	/s/ Douglas J. Probst
Douglas J. Probst
Executive Vice President, Chief Financial Officer and Treasurer

Date: April 11, 2006